SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 2, 2004


                        ICY SPLASH FOOD & BEVERAGE, INC.
             (Exact name of registrant as specified in its charter)


         NEW YORK                      0-26155                  11-3329510
         --------                      -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


535 WORTMAN AVENUE, BROOKLYN, NEW YORK                             11208
--------------------------------------                             -----
(Address of principal executive offices)                         (Zip Code)


                                 (718) 272-2765
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Item 1.02    Termination of a Material Definitive Agreement.
Item 3.02    Unregistered Sales of Equity Securities.

         On December 2, 2004, Sy Aslan, one of our directors, Joseph Aslan, who is a director and our President and Chief Executive Officer, Yifat Aslan, our Vice President of Operations, and Icy Splash entered into a stock agreement pursuant to which we issued an aggregate of 13,300,000 shares of our common stock to such persons. 6,000,000 of these shares were issued to Sy Aslan, 6,000,000 of these shares were issued to Joseph Aslan and 1,300,000 of these shares were issued to Yifat Aslan. These shares were issued in consideration for the commitment by these persons to provide $1,000,000 in funding. The price per share was approximately 75% of the market price per share at the time of issuance. On March 31, 2005, we entered into a rescission and stock purchase agreement with Joseph Aslan, Sy Aslan and Yifat Aslan. Pursuant to the terms of the rescission and stock purchase agreement, we cancelled the 13,300,000 shares issued to Joseph Aslan, Sy Aslan and Yifat Aslan and in consideration for contributions by these persons in an aggregate amount of $444,999, we issued 3,423,069 shares to Sy Aslan, Joseph Aslan and Yifat Aslan in the aggregate. 1,544,241 shares were issued to Joseph Aslan, 1,544,241 shares were issued to Sy Aslan and 334,587 shares were issued to Yifat Aslan. These shares were issued at the current market price of $0.13 per share.

         All of the foregoing securities were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.
           ----------------------------------

10.1 Agreement dated December 2, 2004 by and among the Company, Joseph Aslan, Sy Aslan and Yifat Aslan.
10.2 Rescission and Stock Purchase Agreement dated March 31, 2005 by and among the Company, Joseph Aslan, Sy Aslan and Yifat Aslan.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ICY SPLASH FOOD & BEVERAGE, INC.


                         By:      /s/ Joseph Aslan
                             ---------------------------------------------------
                             Joseph Aslan, President and Chief Executive Officer


Date:    April 1, 2005